SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[X]  Preliminary Proxy Statement           [  ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               NATIONS FUND, INC.
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                               NATIONS FUND, INC.
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                             TELEPHONE: 800-652-5096

                                                                   June 19, 1999

Dear Shareholder:

         On behalf of the Board of Directors of Nations Fund, Inc. (the "Company"), we are pleased to invite you to a special meeting of shareholders of the Company's Nations International Equity Fund and Nations International Value Fund (each a "Fund" and together the "Funds") to be held at 10:00 a.m. (Eastern time) on August 13, 1999, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina (the "Meeting"). At the Meeting, you will be asked to approve the proposed reorganization (the "Reorganization") of your Fund into a successor mutual fund in Nations Institutional Reserves, another registered investment company within the Nations Funds family.

         THE NEW MUTUAL FUND INTO WHICH YOUR FUND WILL BE REORGANIZED (A "SUCCESSOR" OR "SUCCESSOR FUND") WILL HAVE THE SAME NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS AS HAS YOUR FUND, and the Reorganization will not result in any change to the investment adviser or sub-adviser(s) who currently manage your Fund. In addition, the Reorganization will not result in any change to the total operating expense ratios (before or after waivers and/or reimbursements) of the various classes of shares. Similarly, the features and services that are available to you today will continue to be available to you as a Successor Fund shareholder after the Reorganization. In addition, the Nations International Equity Fund's Successor will be a "feeder" fund in a master/feeder structure, which simply means that it will invest all of its assets in a master portfolio that has an identical investment objective and principal investment strategy. More details about the master/feeder structure are provided in the accompanying Proxy Statement.

         The Reorganization offers several benefits. First, by establishing a master/feeder structure for Nations International Equity Fund's Successor, Nations Master Investment Trust ("NMIT"), which is the registered investment company in the Nations Funds family that would "house" the master portfolio, would have the potential to attract other feeder portfolios and access additional distribution channels that would not otherwise be available if the Successor operated on a stand-alone basis. This could result in higher asset levels, which, in turn, may lead to economies of scale for NMIT investors, including Nations International Equity Fund's Successor. Nations International Value Fund's Successor has reserved the right to convert to a master/feeder structure, which if adopted in the future, would allow it to combine its assets with those of other similar funds, thereby potentially achieving economies of scale and other benefits that come from greater asset size. Second, the Reorganization is one part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. Over time, management expects to reduce the number of registered investment companies in the fund family without necessarily impacting investment alternatives. Third, the Successor Funds will be part of a Massachusetts business trust, which generally has more flexibility in its operations than a Maryland corporation like the Company. In addition, the Reorganization is expected to be tax-free under federal law. More details about the purposes and reasons for the Reorganization are provided in the Proxy Statement.

         If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that your Fund would be reorganized into a corresponding Successor Fund on or about August 20, 1999, when your Fund shares would be exchanged for shares of the same class of shares of that corresponding Successor Fund of equal dollar value.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.

         The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. The proposed Reorganization and the reasons for the unanimous recommendation of the Company's Board are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions about the Reorganization, please do not hesitate to contact the Company at the toll-free number set forth above.

         We look forward to your attendance at the Meeting or receiving your Proxy Ballot(s) so that your shares may be voted at the Meeting.

                              Sincerely,

                              A. Max Walker
                              President and Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

--------------------------------------------------------------------------- -----------------------------------------
TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY

As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at YOUR convenience, 24 hours a day. After reviewing the enclosed PROXY STATEMENT, select one of the following quick and easy methods to submit your proxy - ACCURATELY and QUICKLY.
ON-LINE                                                   BY TOLL-FREE PHONE CALL
1. Read the enclosed PROXY STATEMENT and have your     1. Read the enclosed PROXY STATEMENT and have your
   PROXY BALLOT(S)* at hand.                              PROXY BALLOT(S)* at hand.
2. Go to Web site WWW.PROXYVOTE.COM                    2. Call toll-free 1-800-690-6903.
3. Enter the 12-digit Control Number                   3. Enter the 12-digit Control Number
   found on your PROXY BALLOT(S).                         found on your PROXY BALLOT(S).
4. Submit your proxy using the easy-to-follow          4. Submit your proxy using the easy-to-follow
   instructions.                                          instructions.

* DO NOT MAIL THE PROXY BALLOT(S) IF SUBMITTING YOUR PROXY BY INTERNET OR TELEPHONE.
---------------------------------------------------------------------------------------------------------------------
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


                               NATIONS FUND, INC.

                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 13, 1999

To Nations International Equity Fund and Nations International Value Fund
Shareholders:

         PLEASE TAKE NOTE THAT a special meeting of the shareholders (the
"Meeting") of Nations International Equity Fund and Nations International Value
Fund (the "Funds") of Nations Fund, Inc. (the "Company") will be held at 10:00 a.m., Eastern time, on August 13, 1999, at One Bank of America Plaza, 33rd
Floor, Charlotte, North Carolina, for purpose of considering and voting upon:

         ITEM 1. A proposed Agreement and Plan of Reorganization, dated as of June 15, 1999 (the "Reorganization Agreement"), by and between the
         Company, on behalf of the Funds, and Nations Institutional Reserves, on behalf of corresponding mutual funds (the "Successor Funds"). The
         Reorganization Agreement provides for the transfer of the assets and liabilities of the Funds to the Successor Funds, in exchange for shares of equal value of designated classes of the Successor Funds.

         ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).

         Item 1 is described in the attached Proxy Statement.

         YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE
PROPOSAL.

         Shareholders of record as of the close of business on May 13, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

         SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED
BY THE COMPANY'S BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE
MEETING. SHAREHOLDERS ALSO MAY SUBMIT PROXIES: 1) BY FACSIMILE AT (704)
388-2641; 2) BY DIALING (800) 690-6903; OR 3) ON-LINE AT WEBSITE
WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED
BY SUBMITTING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY
DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                            By Order of the Board of Directors,

                                            Richard H. Blank, Jr.
                                            Secretary and Treasurer

June 19, 1999



                                 PROXY STATEMENT
                               Dated June 19, 1999

                               NATIONS FUND, INC.
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                                 1-800-652-5096

         This proxy statement (the "Proxy") is furnished in connection with the solicitation of proxies by the Board of Directors of Nations Fund, Inc. (the "Company") at a Special Meeting of Shareholders of the Company's Nations International Equity Fund and Nations International Value Fund (the "Funds") to be held August 13, 1999 at 10:00 a.m. (Eastern time) at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina. This Special Meeting and any adjournment(s) are referred to as the "Meeting." The Meeting has been called to consider the following proposal:

                  A proposed Agreement and Plan of Reorganization, dated as of June 15, 1999 (the "Reorganization Agreement"), by and between the Company, on behalf of the Funds, and Nations Institutional Reserves, on behalf of corresponding mutual funds (the "Successors" or "Successor Funds"). The Reorganization Agreement provides for the transfer of the assets and liabilities of the Funds to the Successor Funds, in exchange for shares of equal value of designated classes of the Successor Funds (the "Reorganization").

         The Successor Funds are referred to as "successors" because they were created to receive the assets and liabilities and to continue the operations of the Funds. While there are some differences between the Funds and their corresponding Successor Funds, which are discussed below, an investment in the Successor Fund is considered substantially the same as an investment in the Funds.

         Additional information about the Fund is available in the:

         o  Prospectuses for the Funds;

         o  Statement of Additional Information, or SAI, for the Funds; and

         o The Funds' annual report to shareholders, including audited financial statements.

         All of this information is in documents filed with the Securities and Exchange Commission. The financial statements contained in the annual reports are legally deemed to be part of this Proxy and are incorporated by reference. The annual reports to shareholders for the fiscal year ended March 31, 1999 have previously been mailed to shareholders. Additional copies are available without charge by writing the address given above or by calling 1-800-652-5096. These documents also are available on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov.

         The Successor Funds are not yet operating mutual funds and do not yet have a prospectus that has been declared effective by the SEC. Copies of the effective prospectus will be provided to shareholders at the time the Reorganization is consummated. Shareholders may, after the Reorganization, obtain a copy of the Statement of Additional Information relating to the Successor Funds without charge by calling 1-800-321-7854 or by writing Nations Institutional Reserves at: Nations Institutional Reserves, c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255.

         It is expected that this Proxy will be mailed to shareholders on or about June 19, 1999.

         I.  DESCRIPTION OF THE REORGANIZATION

         The Company's Board of Directors has called the Meeting to ask shareholders to consider and vote on one proposal -- approval of the Reorganization Agreement. Please be sure to read the entire Proxy to determine how the Reorganization will affect your investment before casting your vote.

         DESCRIPTION OF THE PROPOSAL

         At meetings held in March and May 1999, the Company's Board of Directors (including a majority of the independent Board members, meaning those who are not "interested persons" under the Investment Company Act of 1940 (the "1940 Act")), voted to approve the Reorganization. At the Meeting, the shareholders of the Fund will be asked to approve the Reorganization. If shareholder approval is obtained, and the other conditions to the closing of the Reorganization (the "Closing") are met, Fund shareholders will receive shares of a corresponding Successor Fund equal in value to their holdings of Fund shares immediately before the Reorganization. Each Fund will then be terminated and liquidated.

         The dollar value and class of the Successor Fund shares received by Fund shareholders in the Reorganization will be identical to the dollar value and class of the Fund shares owned by each Fund shareholder immediately before the Reorganization. EACH SUCCESSOR FUND WILL HAVE THE SAME INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS AS ITS CORRESPONDING FUND, AND THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE TO THE INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER(S) WHO CURRENTLY MANAGE THE FUNDS. Similarly, the features and services that are available to Fund shareholders today will continue to be available to Successor Fund shareholders after the Reorganization. However, the Successor Fund differs in some respects from the Fund, and these differences are described in more detail below.

         The Meeting is scheduled for August 13, 1999, and the Reorganization, if approved, is expected to occur on or about August 20, 1999.

         DESCRIPTION OF THE REORGANIZATION AGREEMENT

         The Reorganization Agreement is the governing document of the Reorganization. Among other things, it provides for (i) the transfer of all of the assets and liabilities of the Fund to the Successor Fund in exchange for shares of equal value of designated classes of the Successor Fund; and (ii) the distribution of such Successor Fund shares to shareholders of the Fund in liquidation of the Fund. The completion of the Reorganization is conditioned upon the Company and Nations Institutional Reserves receiving an opinion from counsel that the exchange contemplated by the Reorganization will be tax-free under federal law. The Reorganization Agreement includes a number of other conditions to completion of the Reorganization, sets forth representations and warranties of the parties and describes the mechanics of the transaction.

         As is discussed in more detail below, the Nations International Equity Fund's Successor will be a "feeder" in a master/feeder structure, which simply means that it will invest all of its assets in a master portfolio that has an identical investment objective and principal investment strategy. In exchange for investing its assets in a master portfolio, Nations Master Investment Trust ("NMIT"), which is the registered investment company in the Nations Funds family that would "house" the master portfolio, will issue an "interest" in such master portfolio (similar to a share) to the Fund. Operationally, this exchange--i.e., an interest in a master portfolio in return for the assets of the Fund--will occur simultaneously with the closing of the Reorganization and will be governed by separate agreement. Although the Nations International Value Fund's Successor has reserved the right to convert to such a master/feeder structure in the future, it does not currently intend to do so.

         The Reorganization Agreement also provides that Fund shareholders will bear the expenses associated with the Reorganization on a pro rata basis, including the cost of soliciting proxies to obtain shareholder approval. However, Nations International Equity Fund's investment adviser (and/or its affiliates) may effectively bear the pro rata portion of the Reorganization expenses attributable to that Fund, depending upon the Fund's asset levels, because of a total operating expense ratio commitment in place. Shareholder Communications Corp. and A.D.P. Proxy Services, Inc. have been hired to conduct the proxy solicitation, and provide proxy mailing and recordkeeping services, including vote tabulation. The cost of employing these entities in connection with the Reorganization is expected to be $_______.

         The Reorganization may be abandoned at any time before the Closing upon the mutual consent of the Company and Nations Institutional Reserves. At any time before or after approval (to the extent permitted by law) of the agreement by the shareholders of the Funds (i) the parties may, by written agreement authorized by the Company's Board of Directors and Nations Institutional Reserves' Board of Trustees, amend any of the provisions of the Reorganization Agreement; and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by an appropriate officer of the relevant party).

         The Reorganization Agreement must be approved by a vote of a majority of all of the shareholders of each Fund who are present at the meeting, either in person or by proxy. Copies of the Reorganization Agreement are available upon request by writing or calling the Company or at the SEC's website (www.sec.gov).

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE FOR THE REORGANIZATION AGREEMENT.

         II.  THE PURPOSE OF THE REORGANIZATION

         The Reorganization offers several benefits to Fund shareholders:

         o By establishing a master/feeder structure for Nations International Equity Fund's Successor, NMIT would have the potential to attract other feeders and access additional distribution channels that would not otherwise be available if such Successor operated on a stand-alone basis. This could result in higher asset levels, which, in turn, may lead to economies of scale for NMIT investors, including Nations International Equity Fund's Successor. As discussed above, Nations International Value Fund's Successor has reserved the right to convert to a master/feeder structure, which if adopted in the future, would allow it to combine its assets with those of other similar funds, thereby potentially achieving economies of scale and other benefits that come from greater asset size.

         o The Reorganization is one part of a broader initiative to streamline the operations of the Nations Funds family, which consists of several registered investment companies. Over time, management expects to reduce the number of registered investment companies in the fund family without necessarily impacting investment alternatives.

         o The Successor Funds will have more flexibility in their investment policies, including policies that permit them to adopt a "master/feeder" structure. A master/feeder structure, if adopted in the future, would allow a Successor Fund to combine its assets with those of other similar funds, thereby potentially achieving economies of scale and other benefits that come from greater asset size.

         o The Successor Funds will be part of a Massachusetts business trust, which generally has more flexibility in its operations than a Maryland corporation like the Company.

         o The Reorganization Agreement provides that Fund shareholders will bear the expenses associated with the Reorganization on a pro rata basis, including the cost of soliciting proxies to obtain shareholder approval. However, Nations International Equity Fund's investment adviser (and/or its affiliates) may effectively bear the pro rata portion of the Reorganization expenses attributable to that Fund, depending upon the Fund's asset levels, because of a total operating expense ratio commitment in place.

         o The exchange of shares in the Reorganization is expected to be tax-free under federal law.

         The Reorganization will not result in any change to the investment adviser or sub-adviser(s) who currently manage either Fund. In addition, the Reorganization will not result in any immediate change to the total operating expense ratios (before or after waivers and/or reimbursements) of the various classes. Similarly, the features and services that are available to Fund shareholders today will also be available to Successor Fund shareholders after the Reorganization.

         III.  THE EFFECTS OF THE REORGANIZATION

         As noted above, there are some differences between the Fund and the Successor Fund, which are summarized below:

         o After the Reorganization, Fund shareholders will hold shares in a series of Nations Institutional Reserves, a registered investment company in the Nations Funds family. Unlike the Company, which is a Maryland corporation, Nations Institutional Reserves is a Massachusetts business trust.

         o The Nations International Equity Fund's Successor is a "feeder" in a master/feeder structure, and Nations International Value Fund's Successor has reserved the right to convert to a feeder in such a structure.

         o The Fund and the Successor Fund will have somewhat different fundamental and non-fundamental investment policies. For example, the Successor Funds will have the ability under their fundamental policies to invest all of their assets in master portfolios rather than in individual securities.

         A DIFFERENT REGISTERED INVESTMENT COMPANY

         Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each fund's governing documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow. The Company is a Maryland corporation. The proposed Reorganization would reorganize each Fund into a series of Nations Institutional Reserves, which is a Massachusetts business trust. For Fund shareholders the "move" to Massachusetts would be largely on paper; each Successor Fund would continue to be advised by the same investment adviser and investment sub-adviser(s), and have its shares distributed by the same distributor , as each Fund is currently. The Funds' other service providers would also be unchanged after the Reorganization.

         Generally, under Massachusetts business trust law, a mutual fund's governing instrument, called a Declaration of Trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, mutual funds generally have more flexibility in their operations and certainty about any operational restrictions because the restrictions are written in the fund's declaration of trust. The following discussion outlines some of the differences between the state law and documents currently governing the Company's Funds and that which will apply to the Successor Fund as a series of Nations Institutional Reserves.

         o THE BOARD OF TRUSTEES. Maryland corporations are governed by a Board of Directors. The Successor Funds, as part of a business trust, instead will be governed by a Board of Trustees. The Board of Nations Institutional Reserves will have ten Trustees, all ten of whom currently serve as Directors of the Company.

         o GOVERNING DOCUMENTS. Maryland corporations are governed by organizational documents called Articles of Incorporation (or sometimes called a Charter) and By-Laws. Massachusetts business trusts are governed by a Declaration of Trust and By-Laws. These governing documents are generally similar, although there are some differences. For example, in order for the Company to dissolve under Maryland law, its Articles of Incorporation and By-Laws provide (and Maryland law requires) that a majority of all outstanding shares of the Company must approve such a dissolution. The Declaration of Trust and By-Laws of Nations Institutional Reserves provides that only a majority of the shares voted at a meeting is needed to approve a similar dissolution.

            In general, however, the attributes of a share of common stock are comparable to those of a share of beneficial interest, I.E., shares of both are entitled to one vote per share held and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise required by law or when class voting is permitted by its Board.

         o SHAREHOLDER LIABILITY. Under Maryland law, shareholders are not personally liable for the debts of the Fund. By contrast, under Massachusetts law, interestholders of a Massachusetts business trust like Nations Institutional Reserves could, under certain circumstances, be held personally liable for the obligations of the trust. However, Nations Institutional Reserves has provisions in its Declarations of Trust that are intended to protect shareholders from such liability. Thus, the risk of an interestholder incurring a financial loss on account of interestholder liability is limited to circumstances in which the trust itself is unable to meet its obligations (e.g., in the event its liabilities exceed its assets). This is a highly unlikely event.



THE MASTER/FEEDER STRUCTURE

         Nations International Equity Fund's Successor is a feeder fund in a master/feeder structure, which means simply that it invests all of its assets in a master portfolio with identical investment objectives and principal investment strategies. The master portfolio is a series of NMIT--a registered investment company in the Nations Funds family. The Successor Fund would be, therefore, an interestholder in the corresponding master portfolio. One advantage of a master/feeder structure is that feeder funds investing in the same master portfolio can reduce their expenses through sharing the costs of managing a large pool of assets. Another advantage of such a structure is that the master portfolios will have opportunities to pursue other distribution channels--such as offshore fund investors--that would not otherwise be available to stand-alone mutual funds. While no other feeder funds currently invest in the master portfolio, such feeders may so invest in the future.

         All feeders in the master portfolio will invest on the same terms and conditions as the Successor Fund and will pay a proportionate share of the master portfolio's expenses. However, other investors in the master portfolio are not required to sell their shares at the same offering price as the Successor Fund and could be sold with different sales loads and on-going administrative and other expenses. Therefore, Successor Fund shareholders may have different returns than other shareholders that invest in the master portfolio. In addition, the Successor Fund may withdraw its entire investment from the master portfolio if the Board of Trustees of Nations Institutional Reserves determines that it is in the best interests of such Successor Fund to do so. Also other investors in a master portfolio may similarly withdraw their investment at any time. The Successor Fund might withdraw, for example, if there were other investors in a master portfolio with voting power to change the investment objective, policies and limitations of the master portfolio in a manner unacceptable to the Board of Trustees of Nations Institutional Reserves. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by a master portfolio to the Successor Fund. That distribution could result in a less diversified portfolio of investments for the Successor Fund and could adversely affect the liquidity of the Successor Fund's investment portfolio. In addition, if securities were distributed, the Successor Fund generally would incur brokerage tax or other charges in converting the securities to cash.

         MODERNIZED AND STREAMLINED  INVESTMENT POLICIES AND RESTRICTIONS

         The Funds' investment objectives, principal investment strategies and investment risks will not change as a result of the Reorganization.

         However, the Successor Funds will have a more modernized and streamlined set of fundamental and non-fundamental investment policies and restrictions. Some of the Funds' current investment policies and restrictions may limit their portfolio managers from investing in a security that is both consistent with the investment objective of the Funds and also a good investment. One reason for changing some of these investment policies is to remove restrictions that unnecessarily hamper the portfolio managers' investment discretion. Many of these restrictions were put in place by the Funds as a result of the directives of various state securities commissions. Recent changes to federal securities laws have superseded these directives. Another reason is the desire to migrate towards uniform investment policies for similarly managed funds in the Nations Funds family.

         One of the differences between the Successor Funds' fundamental policies and those of the Funds is that the Successor Funds will have the ability under its fundamental policies to invest all of its assets in a master portfolio rather than in individual securities.

         For a detailed comparison of the fundamental investment policies and limitations of the Funds and the Successor Funds see Appendix I to this Proxy.

         IV.  OTHER INFORMATION ABOUT THE REORGANIZATION

         COMPARISON OF FEES AND EXPENSES

         The Reorganization will not result in any immediate change to the total operating expense ratios (before or after waivers and/or reimbursements) of the various classes.

         INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS. The Funds and Successor Funds have the same service providers. Upon the Closing of the Reorganization, these service providers will continue to serve the Successor Funds in the capacities indicated below.

       SERVICE PROVIDERS FOR THE FUND AND THE SUCCESSOR FUND
       -----------------------------------------------------
Investment Adviser:                 NationsBanc Advisors, Inc.

Investment Sub-Adviser(s):          Gartmore Global Partners (for
                                    Nations International Value
                                    Fund and its Successor);
                                    Gartmore Global Partners,
                                    INVESCO Global Asset Management
                                    (N.A.), Inc. and Putnam
                                    Investment Management, Inc.
                                    (for Nations International
                                    Equity Fund and its Successor)

Distributor:                        Stephens Inc.

Co-Administrator:                   NationsBanc Advisors, Inc.

Co-Administrator:                   Stephens Inc.

Sub-Administrator:                  The Bank of New York

Custodian:                          The Bank of New York

Transfer Agent:                      First Data Investor Services

       SERVICE PROVIDERS FOR THE FUND AND THE SUCCESSOR FUND
       -----------------------------------------------------

                                    Group, Inc.

Sub-Transfer Agent:                 NationsBank, N.A. (for Primary
                                    A and B shares only)

Independent Auditors:               PricewaterhouseCoopers LLP

         SALES LOADS, SHAREHOLDER TRANSACTIONS AND SERVICES. Shares of the Funds and corresponding Successor Funds have both identical front-end or contingent deferred sales charges, if any, and identical dividend policies. Other features, such as exchange and redemption policies, of the classes of the Funds and corresponding Successor Funds are substantially similar.

         ACCOUNTING TREATMENT OF THE REORGANIZATION. The Successor Funds will become the accounting successor of their corresponding funds as of the Closing, which means that the financial statements and performance history of the Funds' and their classes will become those of the Successor Funds and classes as though such financial statements and performance history were the Successor Funds' own.

         FEDERAL INCOME TAX CONSEQUENCES. The Funds and Successor Funds each intend to qualify, as of the Closing, as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Funds and the Successor Funds have been, and expect to continue to be, relieved of federal income tax liability.

         Consummation of the Reorganization with respect to the Funds and the Successor Funds is subject to the condition that the Company and Nations Institutional Reserves receive an opinion from Morrison & Foerster LLP substantially to the effect that, for federal income tax purposes: (i) the transfer of all of the assets and liabilities of the Funds to the Successor Funds in exchange for shares of the Successor Funds, and the distribution of those shares to shareholders of the Funds, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Funds and the Successor Funds will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code in respect of the Reorganization; (ii) no gain or loss will be recognized by the Funds upon the transfer of their assets and liabilities to the Successor Funds solely in exchange for the shares of the Successor Funds; (iii) no gain or loss will be recognized by the Funds upon the receipt of the assets and assumption of liabilities of the Funds solely in exchange for the shares of the Successor Funds; (iv) the basis of the Funds' assets received by the pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Funds immediately prior to the Reorganization; (v) the holding period of the Funds' assets in the hands of the Successor Funds will include the period for which such assets have been held by the Funds; (vi) no gain or loss will be recognized by the Funds on the distribution to its shareholders of the shares of the Successor Funds; (vii) no gain or loss will be recognized by the shareholders of the Funds upon their receipt of the shares of the Successor Funds in exchange for such shareholders' shares of the Funds; (viii) the basis of the shares of the Successor Funds received by the shareholders of the Funds will be the same as the basis of the shares of the Funds surrendered by such shareholders pursuant to the Reorganization; (ix) the holding period for the shares of the Successor Funds received by shareholders of the Funds will include the period during which such shareholders held Fund shares surrendered in exchange therefor, provided that such Fund shares are held as a capital asset in the hands of Fund shareholders on the date of the exchange; and (x) each Successor Fund will succeed to and take into account the tax attributes, described in Section 381(c) of the Code, of the Funds as of the date of the Closing, subject to the conditions and limitations specified in the Code. Shareholders of the Funds should note, however, that the sale of securities by the Funds prior to the Closing whether in the ordinary course of business or in anticipation of the closing, could result in a taxable capital gains distribution prior to the closing.


         BOARD CONSIDERATION. The Company's Board of Directors unanimously voted to approve the Reorganization Agreement at meetings held in March and May 1999. In reviewing the proposed Reorganization, the Board considered the potential impact of the Reorganization on the Funds' shareholders. The Board (with the advice and assistance of independent counsel) reviewed and took into account, among other things: (1) the

Reorganization as part of a broader initiative to streamline the operations of the Nations Funds family; (2) the fact that Nations International Equity Fund's Successor is a feeder in a master/feeder structure; (3) the investment objective, principal investment strategies, investment risks, and policies and limitations of each Fund, and their compatibility with those of each corresponding Successor Fund; (4) the anticipated tax-free nature of the exchange contemplated by the Reorganization; (5) the fact that total operating expense ratios (before and after waivers and/or reimbursements) would be the same for each class of each Fund and the corresponding class of the corresponding Successor Fund; (6) the fact that a pro rata share of the expenses associated with the Reorganization would be borne by Nations International Value Fund shareholders; (7) the fact that Nations International Equity Fund shareholders would not be bearing any Reorganization expenses due to total operating expense ratio commitments. Based upon its evaluation of these factors, and its consideration of the expected benefits of the Reorganization (discussed under "II--The Purpose of the Reorganization"), and in light of their fiduciary duties under federal and state law, the Company's Board of Directors, including all of the non-interested members of the Board, determined that the proposed Reorganization is in the best interests of the shareholders of the Funds and that the interests of the shareholders of the Funds will not be diluted as a result of the Reorganization.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REORGANIZATION AGREEMENT.

         V.  VOTING INFORMATION

         GENERAL INFORMATION. This Proxy is being furnished in connection with the solicitation of proxies for the Meeting by the Company's Board of Directors. It is expected that the solicitation of proxies will be primarily by mail. Officers and agents of the Company also may solicit proxies by telephone, telegraph or personal interview. The expenses of the Reorganization, including any expenses associated with retaining a third party, to assist in the solicitation of proxies, will be borne by Fund shareholders. However, after giving effect to total operating expense ratio commitments, the Fund's investment adviser (and/or its affiliates) effectively will bear the pro rata portion of the expenses attributable to Nations International Equity Fund shareholders. Any shareholder giving a proxy may revoke it at any time before it is exercised (i) by submitting to the Company a written notice of revocation,
(ii) by submitting to the Company a subsequently dated proxy or by attending the Meeting and voting in person.

         Only shareholders of record at the close of business on May 13, 1999, will be entitled to vote at the Meeting. On that date, the following number of shares of each class of the Funds were outstanding and entitled to be voted.

         FUND                                                     SHARES ENTITLED TO BE VOTED
         ----                                                     ---------------------------
         Nations International Equity Fund
           Primary A shares                                            xx
           Primary B shares                                            xx
           Investor A shares                                           xx
           Investor B shares                                           xx
           Investor C shares                                           xx


         Nations International Value Fund
           Primary A shares                                            xx
           Primary B shares                                            xx
           Investor A shares                                           xx
           Investor B shares                                           xx
           Investor C shares                                           xx

         Each whole and fractional share is entitled to a whole or fractional vote.

         If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

         Significant Shareholders. As of May 13, 1999, the officers and Directors of the Company as a group owned less than 1% of either Fund. The tables below show the name, address and share ownership of each person known to each Company to have beneficial or record ownership with respect to 5% or more of a class of the Funds as of May 13, 1999.

                                                    CLASS; AMOUNT                                  PERCENTAGE
                       NAME AND                     OF SHARES OWNED;     PERCENTAGE   PERCENTAGE    OF FUND
FUND                   ADDRESS                      TYPE OF OWNERSHIP     OF CLASS      OF FUND   POST-CLOSING
----                   -------                      -----------------     --------      -------   ------------

---------------------- ---------------------------- ------------------- ------------- ------------ -----------

---------------------- ---------------------------- ------------------- ------------- ------------ -----------
---------------------- ---------------------------- ------------------- ------------- ------------ -----------

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.

         QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any adjourned session or sessions may be held, after the date set for the original Meeting without notice except announcement at the Meeting, but, under Maryland law, no more than 120 days after the record date. If any adjournment is proposed, the persons named as proxies will vote those proxies in their sole discretion.

         A quorum is constituted with respect to the Funds by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same way as abstentions.

         ANNUAL MEETINGS AND SHAREHOLDER MEETINGS. The Company does not hold annual meetings of shareholders for the election of directors and other business unless otherwise required by the 1940 Act. Under certain circumstances, holders of at least 10% of the outstanding shares of either Fund may have the right to call a meeting of shareholders.

         SHAREHOLDER APPROVAL. The Reorganization Agreement is being submitted for approval at the Meeting by the Funds' shareholders pursuant to the Company's Articles of Incorporation and By-Laws, and was unanimously approved by the Company's Board of Directors. The Reorganization Agreement must be approved by a majority of the shares present at the Meeting in person or by proxy.

         A vote of the shareholders of the Successor Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.

         OTHER BUSINESS. The Company's Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         HOW TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUNDS. Additional information about the Funds is included in its most recent prospectuses and statement of additional information. You may obtain a prospectus or statement of additional information without charge by calling 1-800-321-7854 or by writing the Company at: Nations Fund, Inc., c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255.

         Reports and other information filed by the Company can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

         FINANCIAL STATEMENTS. The audited financial statements and financial highlights for the Funds for the fiscal year ended March 31, 1999, and the independent accountants report thereon, are incorporated by reference into this Proxy.

         SHAREHOLDER INQUIRIES.   For additional information call 1-800-652-5096
or write to the Company at the address on the cover page of this Proxy.

                          *          *         *

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

--------------------------------------------------------------------------- -------------------------------
TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY

As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement, select one of the following quick and easy methods to submit your proxy accurately and quickly.
ON-LINE                                               BY TOLL-FREE PHONE CALL
1.   Read the enclosed Proxy Statement and have       1.  Read the enclosed Proxy Statement and have your
     your Proxy Ballot(s)* at hand.                       Proxy Ballot(s)* at hand.
2.   Go to Web site www.proxyvote.com                 2.  Call toll-free 1-800-690-6903.
3.   Enter the 12-digit Control Number found on       3.  Enter the 12-digit Control Number found on your
     your Proxy Ballot(s).                                Proxy Ballot(s).
4.   Submit your proxy using the easy-to-follow       4.  Submit your proxy using the easy-to-follow
     instructions.                                        instructions.

* DO NOT MAIL THE PROXY BALLOT(S) IF SUBMITTING YOUR PROXY BY INTERNET OR TELEPHONE.
-----------------------------------------------------------------------------------------------------------

                                   APPENDIX I

               COMPARISON OF FUNDAMENTAL POLICIES AND LIMITATIONS

                      OF THE FUNDS AND THE SUCCESSOR FUNDS

FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

The Fund may not:                                          The Successor Fund may not:
1.   Underwrite securities issued by any other             1.   Underwrite any issue of securities within the
     person, except to the extent that the purchase of          meaning of the 1933 Act except when it might
     securities and the later disposition of such               technically be deemed to be an underwriter either
     securities in accordance with the Fund's investment        (a) in connection with the disposition of a
     program may be deemed an underwriting.  This               portfolio security, or (b) in connection with the
     restriction shall not limit the Fund's ability to          purchase of securities directly from the issuer
     invest in securities issued by other registered            thereof in accordance with its investment objective.
     investment companies.                                      This restriction shall not limit the Fund's ability
                                                                to invest in securities issued by other registered
                                                                investment companies.

2.   Invest in real estate or real estate limited          2.   Purchase or sell real estate, except a Fund may
     partnership interests.  (A Fund may, however,              purchase securities of issuers which deal or invest
     purchase and sell securities secured by real estate        in real estate and may purchase securities which are
     or interests therein or issued by issuers which            secured by real estate or interests in real estate.
     invest in real estate or interests therein.)  This
     restriction does not apply to real estate limited
     partnerships listed on a national stock exchange
     (e.g., the New York Stock Exchange).

3.   Purchase or sell commodity contracts except           3.   Purchase or sell commodities, except that a Fund may
     that each Fund may, to the extent appropriate under        to the extent consistent with its investment
     its investment policies, purchase publicly traded          objective, invest in securities of companies that
     securities of companies engaging in whole or in            purchase or sell commodities or which invest in such
     part in such activities, may enter into futures            programs, and purchase and sell options, forward
     contracts and related options, may engage in               contracts, futures contracts, and options on futures
     transactions on a when-issued or forward commitment        contracts. This limitation does not apply to foreign
     basis, and may enter into forward currency                 currency transactions including without limitation
     contracts in accordance with its investment                forward currency contracts.
     policies.

                                       I-1

     (Except for Nations International Value Fund)         4.   Purchase any securities which would cause 25%
     Purchase any securities which would cause 25% or           or more of the value of its total assets at the
     more of the value of the Fund's total assets at the        time of purchase to be invested in the securities
     time of such purchase to be invested in the                of one or more issuers conducting their principal
     securities of one or more issuers conducting their         business activities in the same industry,
     principal activities in the same industry, provided        provided that: (a) there is no limitation with
     that this limitation does not apply to investments         respect to obligations issued or guaranteed by
     in U.S. Government Obligations.   Nations                  the U.S. government, any state or territory of
     International Value Fund may not invest 25% or more        the United States, or any of their agencies,
     of its total assets in one or more issuers                 instrumentalities or political subdivisions, and
     conducting their principal business activities in          (b) notwithstanding this limitation or any other
     the same industry (with certain exceptions).               fundamental investment limitation, assets may be
                                                                invested in the securities of one or more
                                                                diversified management investment companies to
                                                                the extent permitted by the 1940 Act and the
                                                                rules and regulations thereunder.

4.   (Except for Nations International Value Fund) make    5.  Make loans, except to the extent permitted by the
     loans, except that a Fund may purchase and hold           1940 Act.
     debt instruments (whether such instruments are part
     of a public offering or privately placed), may
     enter into repurchase agreements and may lend
     portfolio securities in accordance with its
     investment policies.

                                       I-2

5.   (Except for Nations International Value Fund) borrow  6.   Borrow money, issue senior securities or
     money or issue senior securities as defined in the         mortgage, pledge or hypothecate its assets except
     Investment Company Act of 1940, as amended (the            to the extent permitted under the 1940 Act.
     "1940 Act") except that (a) a Fund may borrow money
     from banks for temporary purposes in amounts up to
     one-third of the value of such Fund's total assets
     at the time of borrowing, provided that borrowings
     in excess of 5% of the value of such Fund s total
     assets will be repaid prior to the purchase of
     additional portfolio securities by such Fund, (b) a
     Fund may enter into commitments to purchase
     securities in accordance with the Fund's investment
     program, including delayed delivery and when-issued
     securities, which commitments may be considered the
     issuance of senior securities, and (c) a Fund may
     issue multiple classes of shares in accordance with
     SEC regulations or exemptions under the 1940 Act.
     The purchase or sale of futures contracts and
     related options shall not be considered to involve
     the borrowing of money or issuance of senior
     securities.  Each Fund may enter into reverse
     repurchase agreements or dollar roll transactions.
     The purchase or sale of futures contracts and
     related options shall not be considered to involve
     the borrowing of money or issuance of senior
     securities.  Nations International Value Fund may
     not borrow money except for temporary purposes in
     amounts up to one-third of the value of its total
     assets at the time of such borrowing. Whenever
     borrowings exceed 5% of the Fund's total assets,
     the Fund will not make any investments.


                                       I-3

6.   (Except for the Nations International Value Fund)     7. purchase securities (except securities issued or
     purchase securities of any one issuer (other than        guaranteed by the U.S. Government, its agencies or
     U.S. Government Obligations) if, immediately after       instrumentalities) of any one issuer if, as a
     such purchase, more than 5% of the value of such         result, more than 5% of its total assets will be
     Fund's total assets would be invested in the             invested in the securities of such issuer or it
     securities of such issuer, except that up to 25% of      would own more than 10% of the voting securities of
     the value of the Fund's total assets may be              such issuer, except that (a) up to 25% of its total
     invested without regard to these limitations and         assets may be invested without regard to these
     with respect to 75% of such Fund's assets, such          limitations and (b) a Fund's assets may be invested
     Fund will not hold more than 10% of the voting           in the securities of one or more diversified
     securities of any issuer.  The Nations                   management investment companies to the extent
     International Value Fund may not purchase                permitted by the 1940 Act.
     securities of any one issuer (with certain
     exceptions, including U.S. Government securities)
     if more than 5% of the Fund's total assets will be
     invested in the securities of any one issuer,
     except that up to 25% of the value of the Fund's
     total assets may be invested without regard to the
     5% limitation. The Fund may not purchase more than
     10% of the outstanding voting securities of any
     issuer subject, however, to the foregoing 25%
     exception.

7. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

********************************************************************************
                                    APPENDIX

                        NATIONS INTERNATIONAL EQUITY FUND
                               NATIONS FUND, INC.

                                   PROXY CARD

                 SPECIAL MEETING OF SHAREHOLDERS-AUGUST 13, 1999

         The undersigned hereby appoints Richard H. Blank, Jr. and James E. Banks, Jr. (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations International Equity Fund (the "Fund") of Nations Fund, Inc. (the "Company") to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina at 10:00 a.m. (Eastern time), on Friday, August 13, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED JUNE 19, 1999.

YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. YOU ALSO MAY SUBMIT PROXIES: 1) BY FACSIMILE AT (704) 388-2641; 2) BY DIALING (800) 690-6903; OR 3) ON-LINE AT WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATIONS INTERNATIONAL EQUITY FUND

              VOTE ON PROPOSAL

         To approve an Agreement and Plan of Reorganization, dated as of June 15, 1999 (the "Reorganization Agreement"), by and between the Company, on behalf of the Fund, and Nations Institutional Reserves, on behalf of a corresponding mutual fund (the "Successor Fund"). The Reorganization Agreement provides for the transfer of the assets and liabilities of the Fund to the Successor Fund, in exchange for shares of equal value of designated classes of the Successor Fund.

                                 |_|FOR         |_|AGAINST        |_|ABSTAIN

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                  --------------------               -----------
                                             Signature                    Date

                                  --------------------               -----------
                                  Signature (Joint Owners)                 Date

                        NATIONS INTERNATIONAL VALUE FUND
                               NATIONS FUND, INC.

                                   PROXY CARD

                 SPECIAL MEETING OF SHAREHOLDERS-AUGUST 13, 1999

         The undersigned hereby appoints Richard H. Blank, Jr. and James E. Banks, Jr. (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations International Value Fund (the "Fund") of Nations Fund, Inc. (the "Company") to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina at 10:00 a.m. (Eastern time), on Friday, August 13, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED JUNE 19, 1999.

YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. YOU ALSO MAY SUBMIT PROXIES: 1) BY FACSIMILE AT (704) 388-2641; 2) BY DIALING (800) 690-6903; OR 3) ON-LINE AT WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATIONS INTERNATIONAL VALUE FUND

              VOTE ON PROPOSAL

         To approve an Agreement and Plan of Reorganization, dated as of June 15, 1999 (the "Reorganization Agreement"), by and between the Company, on behalf of the Fund, and Nations Institutional Reserves, on behalf of a corresponding mutual fund (the "Successor Fund"). The Reorganization Agreement provides for the transfer of the assets and liabilities of the Fund to the Successor Fund, in exchange for shares of equal value of designated classes of the Successor Fund.

                                 |_|FOR         |_|AGAINST        |_|ABSTAIN

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                  --------------------               -----------
                                             Signature                    Date

                                  --------------------               -----------
                                  Signature (Joint Owners)                 Date